                                                                   Exhibit 10.56


                                                                  EXECUTION COPY


                           FIFTH AMENDMENT AND CONSENT as of August 7, 2001
                  (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, as heretofore amended (the "Credit Agreement"), among ALAMOSA HOLDINGS, INC. ("Superholdings"), ALAMOSA (DELAWARE), INC. ("Alamosa Delaware"), ALAMOSA HOLDINGS, LLC (the "Borrower" and, together with Superholdings and Alamosa Delaware, the "Alamosa Parties"), the Lenders party thereto (the "Lenders"), EXPORT DEVELOPMENT CORPORATION, as Co-Documentation Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, TORONTO DOMINION (TEXAS), INC., as Syndication Agent, and CITICORP USA, INC., as Administrative Agent and Collateral Agent (the "Agent").

                  WHEREAS the Alamosa Parties have requested that certain provisions of the Credit Agreement be amended and that the revised business plans of Alamosa Delaware and the Borrower be approved, in the manner provided for in this Amendment, and the Required Lenders are willing to agree to such amendments and consent to the form and substance of such revised business plans on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

                           "'Revised Business Plan' means the 10-year business plans of each of Alamosa Delaware and the Borrower dated August 6, 2001, delivered to the Lenders pursuant to Section 5.16."

                  (b) Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "SECTION 6.12.  Certain Financial Covenants.

                  (a) Subscribers. Alamosa Delaware will not permit the number of Subscribers on any date set forth below


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                                                                               2


to be less than the number of Subscribers set forth opposite such date:

                Date                               Minimum Subscribers
                ----                               -------------------
         March 31, 2001                                 163,150
         June 30, 2001                                  261,700
         September 30, 2001                             342,200
         December 31, 2001                              427,400
         March 31, 2002                                 482,500
         June 30, 2002                                  536,000
         September 30, 2002                             596,200
         December 31, 2002                              687,900

                  (b) Covered Pops. Alamosa Delaware will not permit the number of Covered Pops in the Service Regions on any date set forth below to be less than the Covered Pops set forth opposite such date:

                        Date                        Minimum Covered Pops
                        ----                        --------------------
         March 31, 2001                                  6,800,000
         June 30, 2001                                   9,400,000
         September 30, 2001                              9,700,000
         December 31, 2001                               9,800,000
         March 31, 2002                                  9,900,000
         June 30, 2002                                   9,900,000
         September 30, 2002                              9,900,000
         December 31, 2002                               9,900,000

                  (c) Aggregate Service Revenue. Alamosa Delaware will not permit Aggregate Service Revenue for any fiscal quarter ending on any date set forth below to be less than the Aggregate Service Revenue set forth opposite such date:

                                                     Minimum Aggregate Service
                        Date                                  Revenue
                        ----                                  -------
         March 31, 2001                                     $30,190,000
         June 30, 2001                                      $48,000,000
         September 30, 2001                                 $70,977,000
         December 31, 2001                                  $80,428,000
         March 31, 2002                                     $83,750,000
         June 30, 2002                                      $93,363,000
         September 30, 2002                                 $103,355,000
         December 31, 2002                                  $115,224,000

                  (d) Consolidated EBITDA. (i) Alamosa Delaware will not permit Consolidated EBITDA losses for any fiscal quarter ending on or before June 30, 2002 to be greater than the number set forth opposite such quarter:

                                                                     Revised
                                        Maximum EBITDA            Business Plan
          Period                            Losses                  Forecast
          ------                        --------------            -------------
January 1, 2001 through
  March 31, 2001                            $16,674,000                N/A
April 1, 2001 through
  June 30, 2001                             $14,895,000                N/A
July 1, 2001 through
  September 30, 2001                        $15,608,000            ($12,108,000)
October 1, 2001 through
  December 31, 2001                         $21,519,000            ($18,019,000)
January 1, 2002 through                      $6,938,000
  March 31, 2002                                                    ($3,438,000)
April 1, 2002 through                        $1,771,000              $1,729,000
  June 30, 2002

; provided, however, that commencing with the fiscal quarter ending December 31, 2001, the Maximum EBITDA Losses amount set forth opposite any given fiscal quarter above shall be increased by an amount (to the extent such amount is greater than zero) equal to the sum of (i) an amount equal to $3,500,000 less the amount, if any, by which the actual Consolidated EBITDA losses of Alamosa Delaware for the immediately preceding fiscal quarter exceed those forecast for such immediately preceding quarter in the Revised Business Plan plus (ii) an amount (if positive) equal to $3,500,000 less the amount, if any, by which the actual Consolidated EBITDA losses of Alamosa Delaware for the fiscal quarter two quarters prior to the current fiscal quarter exceed those forecast for such previous fiscal quarter in the Revised Business Plan; provided, further, however, that the maximum amount by which the Maximum EBITDA Losses amount may be increased in any fiscal quarter shall not exceed $3,500,000.

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                                                                               4


(ii) Alamosa Delaware will not permit Consolidated EBITDA for any fiscal quarter ending on or after September 30, 2002 to be less than the Minimum EBITDA number set forth opposite such period:

                                                                      Revised
                                                                   Business Plan
        Period                         Minimum EBITDA                Forecast
        ------                         --------------              -------------
July 1, 2002 through
  September 30, 2002                     $1,976,000                 $5,476,000
October 1, 2002 through                  $3,890,000                 $7,390,000
  December 31, 2002

; provided, however, that the amount set forth opposite any given fiscal quarter above shall be decreased by an amount (to the extent such amount is greater than zero) equal to the sum of (i) an amount equal to $3,500,000 less the amount, if any, by which the Consolidated EBITDA of Alamosa Delaware forecast in the Revised Business Plan for the immediately preceding fiscal quarter exceeds the actual Consolidated EBITDA of Alamosa Delaware for such immediately preceding quarter plus (ii) an amount (if positive) equal to $3,500,000 less the amount, if any, by which the Consolidated EBITDA of Alamosa Delaware forecast in the Revised Business Plan for the fiscal quarter two quarters prior to the current fiscal quarter exceeds the actual Consolidated EBITDA of Alamosa Delaware for such previous fiscal quarter (or, in the case of the fiscal quarter ending June 30, 2002, the amount, if any, by which the actual Consolidated EBITDA losses of Alamosa Delaware for such quarter exceed those forecast for such quarter in the Revised Business Plan); provided, further, however, that the maximum amount by which the Minimum EBITDA amount may be decreased in any fiscal quarter shall not exceed $3,500,000.

                  (e) Senior Borrower Debt to Total Borrower Capital. The Borrower will not permit the ratio of Senior Borrower Debt to Total Borrower Capital as of the last day of any fiscal quarter ending (i) on or prior to June 30, 2001 to exceed 0.35 to 1.00 and (ii) after June 30, 2001 and on or prior to December 31, 2002 to exceed 0.25 to 1.00.

                  (f) Total Indebtedness to Total Capital. Alamosa Delaware will not permit the ratio of Total Indebtedness to Total Capital as of the last day of any fiscal quarter ending on or prior to December 31, 2002 to exceed 0.77 to 1.00.

                  (g) Capital Expenditures. Alamosa Delaware will not permit the aggregate cumulative amount of Capital Expenditures of Alamosa Delaware and its Restricted Subsidiaries (excluding Capital Expenditures paid with Net Proceeds in respect of Prepayment Events described in clause (a) or (b) of the definition thereof) in respect of the period from January 1, 2001 through any date set forth below to exceed the amount set forth opposite such date:

       Period                                                      Amount
       ------                                                      ------
September 30, 2001                                               $141,117,000
December 31, 2001                                                $156,149,000
March 31, 2002                                                   $190,349,000
June 30, 2002                                                    $222,601,000
September 30, 2002                                               $227,937,000
December 31, 2002                                                $233,322,000


                  (h) Minimum Cash Balance. The Borrower shall maintain at all times on or prior to December 31, 2002, at least $10,000,000 in cash or Permitted Investments not subject to any Lien other than the Liens created under the Loan Documents.

                  (i) Senior Leverage Ratio. Alamosa Delaware will not permit the Senior Leverage Ratio as of any date during the period set forth below to exceed the ratio set forth opposite such period:

           Period                                                  Ratio
           ------                                                  -----
January 1, 2003 through
  March 31, 2003                                               4.50 to 1.00
April 1, 2003 through
  June 30, 2003                                                2.75 to 1.00
July 1, 2003 through
  December 31, 2003                                            2.50 to 1.00
January 1, 2004 and
  thereafter                                                   2.00 to 1.00

                  (j) Leverage Ratio. Alamosa Delaware will not permit the Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth opposite such period:

       Period                                                  Ratio
       ------                                                  -----
January 1, 2003 through                                    16.75 to 1.00
  March 31, 2003
April 1, 2003 through                                       9.75 to 1.00
  June 30, 2003
July 1, 2003 through                                        8.25 to 1.00
  September 30, 2003
October 1, 2003 through                                     7.75 to 1.00
  December 31, 2003
January 1, 2004 through                                     6.50 to 1.00
  March 31, 2004
April 1, 2004 through                                       5.00 to 1.00
  December 31, 2004
January 1, 2005 and                                         4.00 to 1.00
  thereafter

                  (k) Fixed Charges Ratio. Alamosa Delaware will not permit the ratio of (i) Annualized EBITDA to (ii) Consolidated Fixed Charges for any period of four consecutive fiscal quarters ending on or after June 30, 2003 to be less than 1.25 to 1.00.

                  (l) Interest Expense Coverage Ratio. Alamosa Delaware will not permit the ratio of (a) Annualized EBITDA to (b) Consolidated Cash Interest Expense for any period of four consecutive fiscal quarters ending on any date during any period set forth below, to be less than the ratio set forth below opposite such period:

         Period                                                Ratio
         ------                                                -----
January 1, 2003 through                                     2.25 to 1.00
  March 31, 2004
April 1, 2004 through                                       2.50 to 1.00
  December 31, 2006
January 1, 2007 and                                         3.00 to 1.00
  thereafter

                  (m) Pro Forma Debt Service. Alamosa Delaware will not permit the ratio of (i) Annualized EBITDA for any fiscal quarter ending on any date during any period set forth below to (ii) Pro Forma Debt Service as of the last day of such fiscal quarter to be less than the ratio set forth below opposite such period:

        Period                                               Ratio
        ------                                               -----
April 1, 2003 through                                     1.10 to 1.00
  June 30, 2003
July 1, 2003 through                                      1.25 to 1.00
  March 31, 2005
April 1, 2005 and                                        1.50 to 1.00"
  thereafter

                  3. Consent. Each of the undersigned Lenders hereby expressly consents to the form and substance of the Revised Business Plan delivered pursuant to Section 5.16, acknowledges that the Revised Business Plan is satisfactory to it and agrees that delivery of the Revised Business Plan satisfies the requirements of Section 5.16.

                  4. Effect of Amendments and Consent. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent, the Syndication Agent, the Co-Documentation Agent, the Documentation Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Alamosa Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. Each of the Additional Security Agreements (as defined below) shall constitute a "Security Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  5. Representations and Warranties. Each of the Alamosa Parties hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Alamosa Parties of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Alamosa Parties, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of the Alamosa Parties contained in Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of the Restatement Effective Date) are true and correct in all material respects as of the date hereof.

                  6. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") only upon satisfaction of the following conditions prior to 10:00 a.m., New York time, on August 20, 2001:

                  (i) the Agent shall have received counterparts hereof duly executed and delivered by the Alamosa Parties and the Required Lenders;

                  (ii) the Borrower shall have paid an amendment fee to each Lender that has delivered an executed counterpart of this Amendment to the Agent by the Amendment Effective Date, equal to .125% of the aggregate amount (existing immediately prior to the effectiveness of the Fourth Amendment and Waiver dated as of August 6, 2001 to the Credit Agreement (the "Fourth Amendment")) of such Lender's Term Loans, Revolving Exposure and unutilized Commitments (such payment to be made by wire transfer of immediately available funds to the Agent for the respective accounts of such Lenders); and

                  (iii) the Fourth Amendment shall have become effective in accordance with its terms.

                  7. Expenses. The Alamosa Parties, jointly and severally, agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  8. GOVERNING LAW; COUNTERPARTS. (A) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                            ALAMOSA HOLDINGS, INC.,

                                                by  /s/ Kendall W. Cowan
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                            ALAMOSA (DELAWARE), INC.,

                                                by  /s/ Kendall W. Cowan
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                            ALAMOSA HOLDINGS, LLC,

                                                by
                                                    /s/ Kendall W. Cowan
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                            CITICORP USA, INC., individually and
                                            as Administrative Agent,


                                                by  /s/ John P. Judge
                                                    ----------------------------
                                                    Name: John P. Judge
                                                    Title: Vice President

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                              To approve the Fifth Amendment and Consent:


                              Name of Institution: Bank of Nova Scotia

                                            by /s/ Stephen C. Levi
                                              --------------------
                                              Name: Stephen C. Levi
                                              Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: CoBank ACB
                                           -----------------------------------

                                        by /s/ Anita Youngblut
                                           -----------------------------------
                                           Name: Anita Youngblut
                                           Title: Vice President

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: Export Development Corporation
                                           -----------------------------------

                                        by /s/ Luisa Rebolledo
                                           -----------------------------------
                                           Name: Luisa Rebolledo
                                           Title: Loan Asset Manager

                                        by /s/ Vito Di Turi
                                           -----------------------------------
                                           Name: Vito Di Turi
                                           Title: Loan Asset Manager

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: First Union National Bank
                                           -----------------------------------

                                        by /s/ Stephen G. Locke
                                           -----------------------------------
                                           Name: Stephen G. Locke
                                           Title: Asst. Vice President

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: Fortis Capital Corp
                                           -----------------------------------

                                        by /s/ Alan E. McLintock
                                           -----------------------------------
                                           Name: Alan E. McLintock
                                           Title: Managing Director

                                        by /s/ Colm Kelly
                                           -----------------------------------
                                           Name: Colm Kelly
                                           Title: Assitant Vice President

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: IBM Credit Corporation
                                           -----------------------------------

                                        by /s/ Salvatore F. Grosso
                                           -----------------------------------
                                           Name: Salvatore F. Grosso
                                           Title:Manager, Commercial Financing
                                                 Americas

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                      To approve the Fifth Amendment and Consent:


                      Name of Institution: Societe Generale
                                           -----------------------------------

                                        by /s/ Mark Vigil
                                           -----------------------------------
                                           Name: Mark Vigil
                                           Title: Director

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: Toronto Dominion (Texas), Inc.
                                           -----------------------------------

                                        by /s/ Alva J. Jones
                                           -----------------------------------
                                           Name: Alva J. Jones
                                           Title: Vice President

                                                               SIGNATURE PAGE to
                                                    FIFTH AMENDMENT AND CONSENT,
                                                      dated as of August 7, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                      To approve the Fifth Amendment and Consent:


                      Name of Institution: Westdeutsche Landesbank
                                           -----------------------------------
                                           Girozentrale, New York Branch
                                           -----------------------------------

                                        by /s/ Peter Stevenson
                                           -----------------------------------
                                           Name: Peter Stevenson
                                           Title: Director

                                        by /s/ David Yu
                                           -----------------------------------
                                           Name: David Yu
                                           Title: Associate Director